UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


     Date of report (date of earliest event reported):       August 30, 2007
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                                  BENIHANA INC.
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             (Exact name of registrant as specified in its charter)


              Delaware                0-26396             65-0538630
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    (State or other jurisdiction    (Commission        (I.R.S. Employer
          of incorporation)         File Number)      Identification No.)


      8685 Northwest 53rd Terrace, Miami, Florida              33166
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       (Address of principal executive offices)              (Zip Code)


     Registrant's telephone number, including area code:     (305) 593-0770
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                                      None
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           Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR240.13e-4(c))

Item 2.02  Results of Operations and Financial Condition

On August 30, 2007, the Registrant issued a press release announcing its earnings for the fiscal first quarter ended July 22, 2007.

A copy of the press release is included with this Report as Exhibit 99.1.


Item 9.01  Financial Statements and Exhibits

(c) Exhibit 99.1. Press Release of Benihana Inc. dated August 30, 2007.



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                              BENIHANA INC.



Dated:  August 30, 2007                        By:  /s/ Jose I. Ortega
                                              ----------------------------------
                                               Vice President of Finance and
                                               Chief Financial Officer